EXHIBIT 10.1
           Amendment No. 1 to Agreement and Plan of Merger dated as of
              May 17, 2000 by and between NBT Bancorp Inc. and BSB
                                  Bancorp, Inc.

                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         AMENDMENT TO AGREEMENT AND PLAN OF MERGER dated as of May 17, 2000 (this "Amendment"), by and between NBT BANCORP INC., a Delaware corporation ("NBT"), and BSB BANCORP, INC., a Delaware corporation ("BSB") (at times, referred to herein as the "PARTY" or the "PARTIES").

                                   BACKGROUND

         A. The Parties entered into that certain Agreement and Plan of Merger dated as of April 19, 2000 (the "AGREEMENT"), pursuant to which BSB will be merged with and into NBT, subject to the terms and conditions thereof (the "MERGER").

         B. The Agreement provides that the Parties will cause BSB Bank & Trust Company, a New York-chartered commercial bank and trust company headquartered in Binghamton, New York and wholly owned subsidiary of BSB ("BSB BANK"), and NBT Bank, National Association, a national banking association headquartered in Norwich, New York and wholly owned subsidiary of NBT ("NBT BANK"), to enter into a bank plan of merger providing for the merger of BSB Bank with and into NBT Bank (the "BANK MERGER"), and specifies the Parties' intention that the Bank Merger be consummated immediately after consummation of the Merger.

         C. The Parties now wish to amend the Agreement to specify the Parties' intention that the Bank Merger be consummated simultaneously with the consummation of the Merger and to make certain other changes to the Agreement in connection therewith, and to extend the time for the Parties to determine the number of directors of the Resulting Bank and for the designation of the directors of the Resulting Bank by NBT and BSB to no later than 40 Business Days following the date of the Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

         1.       AMENDMENT.

                 (a) The fourth recital of the Agreement is amended and restated in its entirety as follows:

                           WHEREAS, prior to consummation of the Merger, NBT and
                  BSB will cause BSB Bank & Trust Company, a New York-chartered commercial bank and trust company headquartered in Binghamton, New York and wholly owned subsidiary of BSB ("BSB BANK"), and NBT Bank, National Association, a national banking association head-quartered in Norwich, New York and wholly owned subsidiary of NBT ("NBT BANK"), to enter into a bank plan of merger, in the form attached hereto as EXHIBIT A (the "BANK MERGER AGREEMENT"), providing for the merger of BSB Bank with and into NBT Bank (the "BANK MERGER"), with NBT Bank being the resulting bank of the Bank Merger (the "RESULTING BANK"), and it is intended that the Bank Merger be consummated simultaneously with consummation of the Merger; and

                  (b) Exhibit A to the Agreement is amended and restated in its entirety in the form attached hereto as Exhibit A.

                  (c) Section 1.07 of the Agreement is amended and restated in its entirety as follows:

                           At the Effective  Time, the board of directors of the
                  Resulting Bank shall consist of the chairman of the board of directors of the Surviving Corporation, who shall serve as the chairman of the board of the Resulting Bank, and eight, ten or twelve other persons, half of whom will be designated by NBT and half of whom will be designated by BSB. The number of such other persons shall be agreed upon by NBT and BSB, and in the absence of timely agreement such number shall be set at ten. The number of directors and the selection of directors to be designated by NBT and BSB under this paragraph shall be determined and made no later than 40 Business Days following the date of this Agreement and shall be noted on Schedule 1.07 to be attached to and deemed a part of this Agreement, provided, that the president of the Resulting Bank shall be one of the directors so designated by NBT.

                  (d) Section 2.05(b)(iii) of the Agreement is amended and restated in its entirety as follows:

                           (iii) courtesy notice of the Bank Merger to the New York State Banking Department (the "NYSBD");


                  (e) Section 3.05(b)(iii) of the Agreement is amended and restated in its entirety as follows:

                           (iii) courtesy notice of the Bank Merger to the NYSBD;

                  (f) Section 8.02 of the Agreement is amended and restated in its entirety as follows:

                           The  representations,  warranties  and  agreements in
                  this Agreement shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Article VII, except that the agreements set forth in Article I and in Sections 5.06, 5.07 and 5.08 shall survive the Effective Time indefinitely and those set forth in Sections 5.03(c), 5.11,
                  7.02 and Article VIII hereof shall survive termination indefinitely.


         2. REPRESENTATIONS AND WARRANTIES. Each of the Parties hereby represents and warrants to the others as follows:

                  (a) It has the power to execute and deliver this Amendment and has taken all necessary action to authorize the execution and delivery of this Amendment and the performance of the Agreement as amended hereby;

                  (b) The execution and delivery of this Amendment and the performance of the Agreement as amended hereby will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality, or its certificate or articles of incorporation, by-laws, or other similar organizational documents.

         3. REAFFIRMATION. Except as amended hereby, all of the terms, covenants and conditions of the Agreement are ratified, reaffirmed and confirmed and shall continue in full force and effect as therein written.

         4. BINDING EFFECT. This Amendment shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Amendment, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under of by reason of this Amendment.

         5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

         IN WITNESS WHEREOF, NBT and BSB have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                  NBT BANCORP INC.


                                  By:    /S/ DARYL R. FORSYTHE
                                         ----------------------
                                  Name:  Daryl R. Forsythe
                                  Title: President and Chief Executive Officer

                                  BSB BANCORP, INC.


                                  By:    /S/ THOMAS L. THORN
                                         ----------------------
                                  Name:  Thomas L. Thorn
                                  Title: Acting President and Chief
                                         Executive Officer



                                                                       EXHIBIT A

                               BANK PLAN OF MERGER

                  This Bank Plan of Merger (this "Plan of Merger") is made and entered into as of the ____ day of __________, 2000 between NBT BANK, NATIONAL ASSOCIATION, a national banking association located in Norwich, New York ("NBT Bank") and BSB Bank & Trust Company, a New York-chartered commercial bank and trust company located in Binghamton, New York ("BSB Bank").


                                   WITNESSETH

                  WHEREAS, NBT Bancorp Inc., a Delaware corporation ("NBT"), and BSB Bancorp, Inc., a Delaware corporation ("BSB"), have entered into an Agreement and Plan of Merger, dated as of April ____, 2000 (the "Agreement");

                  WHEREAS, NBT Bank is a wholly owned subsidiary of NBT and BSB Bank is a wholly owned subsidiary of BSB;


                  WHEREAS, BSB will merge with and into NBT pursuant to the terms of the Agreement (the "Merger"), and simultaneously therewith BSB Bank will merge with and into NBT Bank pursuant to this Plan of Merger, with NBT Bank surviving as the resulting bank; and


                  WHEREAS,   NBT  Bank  has  _______   shares  of  common  stock
outstanding, $1.00 par value per share, and BSB Bank has 1,000 shares of capital stock outstanding, $1.00 par value per share.


                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Agreement, the parties hereto do mutually agree, intending to be legally bound, as follows:

                                    ARTICLE 1
                                   DEFINITIONS

                  Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:


         1.1      "BANK MERGER" shall mean the merger of BSB Bank with and into

NBT Bank as provided in Section 2.1 of this Plan of Merger.


         1.2 "EFFECTIVE TIME" shall mean the date and time at which the Bank Merger becomes effective as provided in Section 2.2 hereof.


         1.3      "MERGING BANKS" shall mean, collectively, BSB Bank and NBT
Bank.


         1.4 "OCC" shall mean the Office of the Comptroller of the Currency.


         1.5 "RESULTING BANK" shall refer to NBT Bank as the surviving bank in the Bank Merger.

                                    ARTICLE 2
                            TERMS OF THE BANK MERGER
2.1  THE BANK MERGER
                  (a) Subject to the terms and conditions set forth in the Agreement, and in accordance with the National Bank Act and the Federal Bank Merger Act and the regulations of the OCC promulgated thereunder, and the New York Banking Law and the regulations of the New York Banking Board and the New York Superintendent of Banks, at the Effective Time, BSB Bank shall be merged with and into NBT Bank pursuant to and upon the terms set forth in this Plan of Merger. NBT Bank shall continue as the Resulting Bank in the Bank Merger and the separate existence of BSB Bank shall cease.


                  (b) As a result of the Bank Merger, (i) each share of capital stock, par value $1.00 per share, of BSB Bank issued and outstanding immediately prior to the Effective Time shall be canceled, and (ii) each share of common stock, par value $1.00 per share, of NBT Bank issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall constitute the only shares of common stock of the Resulting Bank issued and outstanding immediately after the Effective Time.


                  (c) On and after the Effective Time, the Bank Merger shall have the effects set forth in Section 215a(c) of the National Bank Act and
Section 602 of the New York Banking Law.

2.2  EFFECTIVE TIME
                  The Bank Merger shall become effective at the same date and time as the Merger becomes effective pursuant to Section 1.02 of the Agreement (the "Effective Time").

2.3  NAME OF THE RESULTING BANK
                  The name of the Resulting Bank shall be
"________________________."

2.4  ARTICLES OF ASSOCIATION
                  On and after the Effective Time, the Articles of Association of NBT Bank shall be the Articles of Association of the Resulting Bank, unless and until amended in accordance with applicable law except that the corporate title shall be changed in accordance with Section 2.3 of this Plan of Merger and the main office shall be changed in accordance with Section 2.8 of this Plan of Merger.

2.5  BYLAWS
                  On and after the Effective Time, the bylaws of NBT Bank shall be the bylaws of the Resulting Bank, unless and until amended in accordance with applicable law except that the corporate title shall be changed in accordance with Section 2.3 of this Plan of Merger.

2.6  DIRECTORS AND OFFICERS
         The directors and executive officers of the Resulting Bank shall be as set forth in ANNEX 1 hereto.

2.7  CORPORATE ACTION
                  This Plan of Merger and the consummation of the transactions contemplated hereby have been duly and validly adopted and approved by at least a majority of the Board of Directors of NBT Bank and BSB Bank, and the sole shareholder of each of the Merging Banks.

2.8  OFFICES OF THE RESULTING BANK
                  NBT Bank, as the Resulting Bank, shall relocate its main office to Binghamton, New York, and shall establish a branch office at its former main office location and also shall establish as branch offices the principal office and branch offices of BSB Bank (except the facility, if any, of BSB that becomes the main office of the Resulting Bank). The location of the main office and other offices of the Resulting Bank shall be as set forth at ANNEX 2 hereto.

                                    ARTICLE 3
                                  MISCELLANEOUS
3.1  SUCCESSORS
                  This Plan of Merger shall be binding on the successors of NBT Bank and BSB Bank.

3.2  COUNTERPARTS
                           This Plan of Merger may be executed in two counterparts, each of which shall be deemed an original, but which taken together shall constitute one and the same document.

                                                [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, each of the parties has caused this Plan of Merger to be duly executed on its behalf by an officer thereunto duly authorized, all as of the day and year first above written.


                                                 NBT BANK, NATIONAL ASSOCIATION



ATTEST:


      By:                                      By:
             ------------------------                 ----------------------
      Name:  John D. Roberts                   Name:  Daryl R. Forsythe
      Title: Senior Vice President and         Title: Chairman and Chief
             Corporate Secretary                      Executive Officer



                            BSB BANK & TRUST COMPANY



ATTEST:

      By:                                      By:
             ------------------------                 -------------------------
      Name:  Larry G. Denniston                Name:  Thomas L. Thorn
      Title: Executive Vice President          Title: Acting President and Chief
             and Secretary                            Chief Executive Officer

                                    ANNEX 1

         DIRECTORS AND OFFICERS OF RESULTING BANK AFTER THE BANK MERGER

                                     ANNEX 2

                 OFFICES OF RESULTING BANK AFTER THE BANK MERGER

                  At the Effective Time of the Bank Merger, NBT Bank will have the following offices:

LOCATION OF MAIN OFFICE



LOCATION OF BRANCH OFFICES

                                  EXHIBIT 27.1
                Financial Data Schedule for the six months ended
                                  June 30, 2000